SUPPLEMENT DATED DECEMBER 4, 2009

TO PROSPECTUS DATED MAY 1, 1998
FOR LIBERTY ADVISOR

ISSUED BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
VARIABLE ACCOUNT J

This supplement contains information regarding changes to investment options that are available under your Contract.

The name of The Alger American Fund has been changed to The Alger Portfolios. In addition, the names and class of the following investment options have changed to:

Old Name and Class	New Name and Class

Alger American SmallCap Growth Portfolio, Class O	Alger Small Cap Growth Portfolio, Class I-2

Alger American LargeCap Growth Portfolio, Class O	Alger Large Cap Growth Portfolio, Class I-2

Please retain this supplement with your prospectus for future reference.

Liberty Advisor (Alger) 12/09